

WILLIAM M. CAMERON ("WMC") ****
LYNDA L. CAMERON ("LLC")****
North American Insurance Agency of Texas, Inc. 50% - TX 73-1385279
First Fidelity Bancorp, Inc. 59% Voting Control - OK 73-1176204
Cameron Associates, Inc. 50% WMC; 50% LLC - OK Sole General Partner 73-1533495
North American Insurance Agency of Texas, Inc. 50% - TX 73-1385279
First Fidelity Bancorp, Inc. 38.5% Voting Control - OK 73-1176204
American Financial Capital Corp of NM 50% - NM 85-0441565
First Financial Capital Corp (TX) 50% - TX 74-2132317
First Financial Capital Corp (LA 50% - LA 74-2786672
First Financial Administrators, Inc. 50% - TX 76-0125853
**Cameron Enterprises A Limited Partnership (CELP) - OK 73-1267299
First Financial Capital Corp (TX) 50% - TX 74-2132317
AmericanFinancial Capital Corp of NM 50% - NM 85-0441565
First Financial Capital Corp (LA) 50% - LA 74-2786672
First Financial Administrators, Inc. 50% - TX 76-0125853
First Financial Benefits, Inc. 25% - TX 74-2158453
First Fidelity Bank, NA 100% 73-1100200
First Financial Benefits, Inc. 25% - TX 74-2158453
First Fidelity Bank, NA 100% 73-1100200
First Fidelity Group, LLC 50% 20-1805125
FFB Investment, Inc. 100% - NV 88-0424888
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
American Fidelity Corporation (AFC) 94% - NV 73-0966202
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
First Fidelity Group, LLC 50% 20-1805125
FFB Investment, Inc. 100% - NV 88-0424888
FFB Holdings, Inc. 100% - NV 88-0446560
***FFB Loan Investment Limited Partnership 99% - NV 88-0447502
*American Fidelity Assurance Co. (AFA) 100% - OK 73-0714500 NAIC #60410
*American Public Life Ins. Co. (APLICO) 100% - OK 64-0349942 NAIC# 60801
American Fidelity General Agency, Inc. (AFGA) 100% - OK 73-1352431
FFB Holdings, Inc. 100% - NV 88-0446560
***FFB Loan Investment Limited Partnership 99% - NV 88-0447502
***FFB Loan Investment Limited Partnership 1% - NV 88-0447502
***FFB Loan Investment Limited Partnership 1% - NV 88-0447502
Hawaii Development, LLC 100% owned by AFA - OK None
American Fidelity Securities, Inc. (AFS) 100% - OK 73-0783902
Balliet's,LLC 45% - OK 73-1529608
First Financial Securities of America, Inc. (FFSA) 100% - TX 76-0055292
American Fidelity General Agency of Alabama, Inc. 100% - AL 74-2945370

* Insurance Company

** Limited Partners are: CWC 1980 Trusts, LBC 1980 Trust, JCC 1980 Trust, WMC/LLC Insurance Trusts, WMC/LLC Trust B - 2nd WMC, WMC 2004 Family Trusts, WMC Children Minors Trusts, LLC 2005 Retained Annuity Trust and LLC

*** 1% owned by FFB Holdings, Inc.

**** Abbreviated Chart See Pages 1 and 2

Note:
All of the above organizations are corporations that have the word Company, Inc., or Corp.
The above organizations which have the letters LLC or LC are limited liability companies.

REVISED: 3-28-2008


WILLIAM M. CAMERON ("WMC")****
LYNDA L. CAMERON ("LLC")****
CAMERON HOOPS LLC 75% - OK 20-5350757
First Fidelity Bancorp, Inc. 59% Voting Control - OK 73-1176204
First Fidelity Bank, NA 100%- OK 73-1100200
First Fidelity Group,LLC 50% - OK 20-1805125
FFB Investment, Inc. 100% - NV 88-0424888
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
FFB Holdings, Inc. 100% - NV 88-0446560
***FFB Loan Investment Limited Partnership 99% - NV 88-0447502
***FFB Loan Investment Limited Partnership 1% - NV 88-0447502
Cameron Associates, Inc. 50% WMC; 50% LLC - OK Sole General Partner 73-1533495
**Cameron Enterprises A Limited Partnership (CELP) - OK 73-1267299
American Fidelity Corporation (AFC) 94% - NV 73-0966202
BTECH Warehouse, L.L.C. 100% - OK 73-1267299
CAMERON HOOPS LLC 25% - OK 20-5350757
First Fidelity Bancorp, Inc. 38.5% Voting Control - OK 73-1176204
Cameron Arabian, Inc. 100% - OK 73-1315467
Cameron Equestrian Center, Inc. 100% - OK 73-1289555
First Fidelity Bank, NA 100% - OK 73-1100200
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
FFB Investment,Inc. 100% - NV 88-0424888
First Fidelity Group, LLC 50% - OK 20-1805125
FFB Holdings, Inc. 100% - NV 88-0445460
***FFB Loan Investment Limited Partnership 99% - NV 88-0447502
***FFB Loan Investment Limited Partnership 1% - NV 88-0447502
North American Ins. Agency, Inc. (NAIA) 100% of Special Stock - OK 73-0687265
Market Place Realty Corp. (MPRC) 100% - OK 73-1160212
Concourse C, Inc. 100% - OK 73-1575531
American Mortgage & Investment Co. (AMICO) 98.7% - OK 73-1232134
Oklahoma City Angel Investment Group, LLC 100% - OK 73-1612531
American Fidelity Property Co. (AFPC) 100% - OK 73-1290496
Health Services Administration, LLC 100% - OK
Apple Creek Apartments, Inc. 100% - OK 73-1408485
AF Apartments, Inc. 100% - OK 73-1512985
ASC Holding, LLC 75% - OK 73-1528120
Virgo Capital Partners OKC LLC 45% - OK 20-4056513
Home Rentals, Inc. 100%- OK 73-1364266
First Fidelity Group,LLC 50% - OK 20-1805125
American Fidelity Community Services, Inc. 100% - OK 26-0381859
American Fidelity International Holdings,Inc 100% - OK 73-1421879
Enrollcom, Inc. 100% - OK 73-1575385
Best Education Solutions, Inc. 100% - OK 73-1583667
Concourse Three, Inc. 100% - OK 73-1583669
Briarwood Holdings, LLC 100% - OK 73-1290496
Western Partners, LLC 100% - OK 73-1544275
Broadway Tech, LLC 100% - OK 73-1290496
American Fidelity Property Services, LLC 100% - OK 73-1290496
InvesTrust, NA 100% - OK 73-1546867
Asset Services Co.,LLC 100% - OK 73-1547246
Oklahom@ Data Services 100% - OK 73-1590280
Estate Insurance Solutions, LLC 100% - OK 47-0888416
American Fidelity Offshore Investments., Ltd. 100% - Bermuda Reg. #EC20754
Global Intermediaries Holdings,LLC 100% - OK 05-0618149
Agar Ins. Agency, Inc. 95.4% - OK 73-0675989
North American Ins. Agency of Colorado,Inc. 100% - CO 84-0599059
N.A.I.A. of Louisiana,Inc. 100% - LA 72-0761691
CTK North American, LLC 70% - OK 20-5708353
North American Insurance Agency of Lawton,LLC 52% - OK 72-1544943
North American Ins. Agency of New Mexico, Inc. 100% - NM 85-0441542
North American Ins. Agency of Tulsa, Inc. 100% - OK 73-0778755
North American Ltd. Agency, Inc. 100% - OK 73-1356772
N.A.I.A. Ins. Agency, Inc. 100% - OK 73-1527682
Towe,Hester & Erwin,LLC 52% - OK 73-1615119
Robert C. Bates,LLC 100% - OK 73-1575831
Claim Indemnity Services,LLC 87% - OK 20-1807468
Commercial Insurance Services, LLC 100% - OK 73-0687265
American Fidelity International (Bermuda) Ltd. 100% - Bermuda Reg. #28402 NAIC - # 20400
American Fidelity (China), Ltd. 100% - Bermuda EC23647
Mari El Development Corporation Limited Republic of Cyprus Reg. #7035 51.3% - AFOI
American Fidelity (Cyprus), Ltd. Republic of Cyprus 99%
Global Intermediaries of Eugene, LLC 80% - Oregon 05-0618152
Global Intermediaries of St. Louis,LLC 70% - MO 20-3736622
Global Premium Finance,LLC 100% - OK 20-3956314
CIC Insurance Brokers,LLC 100% - OK 20-5708527
Ford, Hines, Klein & Watson Insurance Agency, LLC 51% - OK 73-1530621
Minard-Ames Insurance Services, L.L.C. 60% - Arizona
Contractor Insurance Services, Inc. 50% - OK 73-0687265
Pacific World Holdings, Ltd. 100% - Labuan
Cameron International LTD. 100% - Malaysia
Allied Benefits Holdings Limited (ABHL) 100% - Hong Kong
Pacific World Risk Management Sdn Bhd 100% - Malaysia
Pacific World Reinsurance Brokers Limited 100% - Labuan
Pacific World Insurance Managers Limited 100% - Labuan
Pacific World (Asia) Limited 100% - HongKong
PWG Salmanns Limited 50% - Labuan
ACR Holding Limited 50% - Labuan
Allied Benefits Sdn Bhd 100% - Malaysia
IIB Insurance Brokers Sdn Bhd 49% - Malaysia
PWG (M) Sdn Bhd 100% - Malaysia
Pacific World Risk Consultants (M) Sdn Bhd 100% - Malaysia
Bain Dawes (M) Sdn Bhd 97.97% - Malaysia
Inter-Pro Services Sdn Bhd 100% - Malaysia
Finite Benefits Sdn Bhd 100% - Malaysia
Asia Century Re Limited 50% - Labuan
PWG Resources Development Sdn Bhd 100% - Malaysia

*	Insurance Company
**	Limited Partners are: CWC 1980 Trusts, LBC 1980 Trust, JCC 1980 Trust, WMC/LLC Insurance Trusts, WMC/LLC Trust B - 2nd WMC, WMC 2004 Family Trusts, WMC Children Minors Trusts, LLC 2005 Retained Annuity Trust and LLC
***	1% owned by FFB Holdings, Inc.
****	Abbreviated Chart See Pages 1 and 2

Note:
All of the above organizations are corporations that have the word Company, Inc., or Corp.
The above organizations which have the letters LLC or LC are limited liability companies.

REVISED: 3-28-2008